UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Future FinTech Group Inc.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FUTURE FINTECH GROUP INC.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT DATED OCTOBER 19, 2026

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 2026

This Supplement is dated October 29, 2026

Explanatory Note

This supplement (this “Supplement”) amends and supplements the definitive proxy statement dated October 19, 2026 (the “Proxy Statement”) of Future FinTech Group Inc., a Florida corporation (the “Company”), furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Special Administrative Region, People’s Republic of China on November 19, 2026 at 10:30 A.M., local time (the “Annual Meeting”).

The Company is filing this Supplement solely to correct an inadvertent error in the Proxy Statement. The Proxy Statement, including Annex A thereto, incorrectly referred to the Company’s “Third Amended and Restated Articles of Incorporation.” The Company’s articles of incorporation currently in effect are the Company’s Second Amended and Restated Articles of Incorporation, as amended. Accordingly, each reference in the Proxy Statement to the “Third Amended and Restated Articles of Incorporation” is hereby corrected to refer to the “Second Amended and Restated Articles of Incorporation.”

This correction does not change the text of the Authorized Share Increase Amendment (Proposal 3) or the Article 9.1 Amendment (Proposal 4), the proposals to be voted upon at the Annual Meeting, the Board of Directors’ recommendations, the record date of September 30, 2026, or the date, time or place of the Annual Meeting. The proxy card previously distributed remains valid and has not been changed.

Except as specifically described in this Supplement, the information contained in the Proxy Statement remains unchanged. This Supplement should be read together with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented hereby. Capitalized terms used but not defined in this Supplement have the meanings given to them in the Proxy Statement.

Corrections to the Proxy Statement

In each passage below, deleted text is shown in strikethrough and added text is shown underlined.

1. “Voting Generally”

The first sentence of the second paragraph under the heading “Voting Generally” is amended to read as follows:

Our ~~Third~~Second Amended and Restated Articles of Incorporation, as amended, state that there is no cumulative voting in the election of directors.

2. Proposal 3 — Approval of Authorized Share Increase Amendment — “Background”

The first paragraph under the heading “Background” in Proposal 3 is amended to read as follows:

On October 2, 2026, the Board of Directors has unanimously approved, and recommends that the shareholders approve, an amendment to Article III, Section 1 of the Company’s ~~Third~~Second Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock, par value $0.001 per share, from 9,375,000 shares to 900,000,000 shares (the “Authorized Share Increase Amendment”).

3. Annex A — Articles of Amendment

Annex A to the Proxy Statement is amended as follows:

(a) The caption of the Articles of Amendment is amended to read: “ARTICLES OF AMENDMENT TO ~~THIRD~~SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF FUTURE FINTECH GROUP INC.”

(b) The introductory clause of Item I of Section E is amended to read: “Section 1. Authorized Stock of Article III Capital Stock of the ~~Third~~Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:”

(c) The introductory clause of Item II of Section E is amended to read: “Section 1. Articles of Incorporation of Article IX. Amendment of Corporate Documents of the ~~Third~~Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:”

Annex A, as corrected, is attached to this Supplement in its entirety and replaces Annex A to the Proxy Statement. The text of the amended Article III, Section 1 and the amended Article IX, Section 1 set forth in Annex A is unchanged.

Voting; Revocability of Proxies

If you have already submitted a proxy or voting instructions, you do not need to take any action unless you wish to change your vote. Proxies already submitted will be voted as instructed at the Annual Meeting. If you have not yet voted, please vote using the proxy card or voting instruction form previously provided. You may revoke your proxy or change your vote at any time before it is exercised at the Annual Meeting in the manner described in the Proxy Statement.

By Order of the Board of Directors,

/s/ Hu Li
Hu Li
Chief Executive Officer and Director
October 29, 2026

Annex A

(As Corrected)

COVER LETTER TO DIVISION OF CORPORATIONS

The enclosed Articles of Amendment to Articles of Incorporation and fee(s) are submitted for filing pursuant to Section 607.1006, Florida Statutes.

Please return all correspondence concerning this matter to the following:

Corporation Name: Future FinTech Group Inc.

Document Number: ____________________________

Name: Jeffrey Li

Firm/Company: FisherBroyles, LLP

Address: 1200 G Street NW, Suite 800

City/State/Zip: 20005

E-mail Address: Jeffrey.li@fisherbroyles.com

Daytime Telephone Number: 703-618-2503

FILING FEES:

☐ $35.00 Filing Fee

☐ $43.75 Filing Fee & Certified Copy

☐ $52.50 Filing Fee, Certified Copy & Certificate of Status

Make checks payable to the Florida Department of State.

MAILING ADDRESS:

Amendment Section

Division of Corporations

P.O. Box 6327

Tallahassee, FL 32314

STREET ADDRESS:

Amendment Section

Division of Corporations

The Centre of Tallahassee

2415 N. Monroe Street, Suite 810

Tallahassee, FL 32303

Annex A-1

ARTICLES OF AMENDMENT

TO

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

FUTURE FINTECH GROUP INC.

(Florida Profit Corporation — Form CR2E011)

Pursuant to the provisions of Section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

SECTION A — NAME:

N/A

SECTION B — PRINCIPAL OFFICE:

N/A

SECTION C — MAILING ADDRESS:

N/A

SECTION D — REGISTERED AGENT:

N/A

OFFICERS/DIRECTORS:

N/A

SECTION E — ADDITIONAL ARTICLES:

I. Section 1. Authorized Stock of Article III Capital Stock of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

1. Authorized Stock. The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), which the Company shall have authority to issue is 900,000,000. The total number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), which the Company shall have authority to issue is 10,000,000.

II. Section 1. Articles of Incorporation of Article IX. Amendment of Corporate Documents of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

1. Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of a majority of the votes cast, in person or by proxy, by the holders of the voting shares of capital stock of the Company entitled to vote thereon, voting together as a single class, at a meeting of shareholders at which a quorum is present, except as otherwise required by the Act or by any Preferred Stock Designation. For purposes of this Section 1, abstentions and broker non-votes shall not be counted as votes cast.

Subject to the provisions above, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

Annex A-2

SECTION F — EXCHANGE/RECLASSIFICATION:

N/A

Date of adoption of the amendment(s): ____________________________

Effective date (if other than date of filing): ________________________ (optional)

ADOPTION OF AMENDMENT

The amendment(s) was/were adopted by (check one):

☐ (a) the board of directors or incorporators without shareholder action, as shareholder action was not required for the adoption of the amendment(s).

☒ (b) the shareholders. The number of votes cast for the amendment(s) by the shareholders was sufficient for approval.

☐ (c) the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment was sufficient for approval by: ______________________________

SIGNATURE BLOCK

Date: ____________________________

Signature: ____________________________

Printed Name: Hu Li

Title: Chief Executive Officer

(An officer or director of the corporation, or any person authorized to sign on behalf of the corporation.)

Annex A-3